VARIABLE ANNUITY MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Webster Financial Corp.†

1,180

$

32,887

70.1%

Wilmington Trust Corp.†

1,030

32,033

Washington Federal, Inc.†

1,360

31,062

First Niagara Financial

FINANCIALS 10.9%

Group, Inc.

1,930

26,229

Everest Re Group Ltd.

1,570

$

140,562

TCF Financial Corp.†

1,250

22,400

W.R. Berkley Corp.

4,280

118,513

Potlatch Corp.†

500

20,635

Health Care REIT, Inc.†

2,470

111,471

Horace Mann Educators Corp.

1,150

20,102

Hospitality Properties Trust†

2,890

98,318

SEI Investments Co.

650

16,048

Nationwide Health Properties,

AmeriCredit Corp.*†

1,580

15,911

Inc.†

2,730

92,137

Associated Banc-Corp.†

590

15,712

HCC Insurance Holdings, Inc.

3,930

89,172

The PMI Group, Inc.†

2,600

15,132

Realty Income Corp.†

3,460

88,645

City National Corp.

290

14,343

Macerich Co.†

1,200

84,324

Apollo Investment Corp.†

670

10,606

Hanover Insurance Group,

BRE Properties, Inc. — Class

Inc.†

2,040

83,926

A†

220

10,023

American Financial Group,

Radian Group, Inc.†

1,130

7,424

Inc.†

2,970

75,913

UDR, Inc.

280

6,866

Eaton Vance Corp.†

2,390

72,919

Jefferies Group, Inc.†

350

5,645

SVB Financial Group*†

1,620

70,697

Rayonier, Inc.†

120

5,213

Mack-Cali Realty Corp.

1,730

61,778

FirstMerit Corp.†

160

3,306

Fidelity National Financial,

First Community Bancorp

120

3,222

Inc. — Class A†

3,300

60,489

Astoria Financial Corp.

40

1,086

Weingarten Realty Investors†

1,720

59,237

Total Financials

________

2,558,512

Alexandria Real Estate

Equities, Inc.†

620

57,486

INDUSTRIALS 10.8%

Liberty Property Trust

1,830

56,931

Duke Realty Corp.†

2,420

55,200

Roper Industries, Inc.†

1,900

112,936

Cullen/Frost Bankers, Inc.†

1,040

55,162

AGCO Corp.*†

1,810

108,383

Jones Lang LaSalle, Inc.†

700

54,138

Manpower, Inc.

1,850

104,081

Camden Property Trust

1,040

52,208

SPX Corp.

990

103,851

New York Community

Fastenal Co.†

2,260

103,802

Bancorp, Inc.†

2,780

50,652

Brink's Co.

1,530

102,785

Waddell & Reed Financial,

Kansas City Southern*†

2,560

102,682

Inc. — Class A

1,500

48,195

Pentair, Inc.†

3,110

99,209

Old Republic International

Harsco Corp.

1,700

94,146

Corp.†

3,680

47,509

Oshkosh Truck Corp.†

2,530

91,788

Stancorp Financial Group,

URS Corp.*†

2,800

91,532

Inc.

980

46,756

Flowserve Corp.

830

86,635

Cathay General Bancorp†

2,170

44,984

Kennametal, Inc.†

2,900

85,347

Raymond James Financial,

Carlisle Cos., Inc.

2,300

76,912

Inc.†

1,940

44,581

AMETEK, Inc.

1,700

74,647

Regency Centers Corp.†

680

44,037

IDEX Corp.†

2,300

70,587

First American Corp.†

1,290

43,783

Lincoln Electric Holdings,

Federal Realty Investment

Inc.†

1,070

69,004

Trust†

540

42,093

Joy Global, Inc.

1,010

65,812

Synovus Financial Corp.†

3,800

42,028

BE Aerospace, Inc.*

1,780

62,211

Highwoods Properties, Inc.

1,270

39,459

Con-way, Inc.†

1,210

59,871

AMB Property Corp.†

690

37,550

Alliant Techsystems, Inc.*†

570

59,012

Unitrin, Inc.

1,020

36,047

Herman Miller, Inc.†

2,310

56,757

Colonial BancGroup, Inc.†

3,710

35,727

Trinity Industries, Inc.†

2,100

55,965

1

VARIABLE ANNUITY MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Corrections Corporation of

Integrated Device

America*

2,030

$

55,866

Technology, Inc.*

7,030

$

62,778

HNI Corp.†

2,050

55,124

Cypress Semiconductor

KBR Inc.

1,930

53,519

Corp.*†

2,560

60,442

Copart, Inc.*

1,170

45,349

Alliance Data Systems Corp.*

1,270

60,338

Quanta Services, Inc.*†

1,880

43,560

Cadence Design Systems,

Stericycle, Inc.*†

800

41,200

Inc.*†

5,620

60,022

Crane Co.

970

39,139

CommScope, Inc.*†

1,650

57,469

Dun & Bradstreet Corp.

360

29,297

ADC Telecommunications,

Republic Services, Inc.

960

28,070

Inc.*†

4,680

56,534

Timken Co.†

930

27,640

Polycom, Inc.*†

2,310

52,067

Deluxe Corp.†

1,250

24,013

Global Payments, Inc.†

1,150

47,564

United Rentals, Inc.*

1,180

22,231

Vishay Intertechnology, Inc.*

4,900

44,394

Hubbell, Inc. — Class B

460

20,097

ValueClick, Inc.*†

2,530

43,642

AirTran Holdings, Inc.*†

2,720

17,952

NCR Corp.*

1,850

42,236

Wabtec Corp.†

440

16,570

International Rectifier

J.B. Hunt Transport Services,

Corp.*†

1,930

41,495

Inc.

400

12,572

McAfee, Inc.*

1,140

37,723

MSC Industrial Direct Co. —

Zebra Technologies Corp. —

Class A

230

9,718

Class A*†

1,000

33,320

Granite Construction, Inc.

280

9,159

Diebold, Inc.

760

28,538

Korn/Ferry International,

Broadridge Financial

Inc.*†

540

9,126

Solutions, Inc.

1,600

28,160

Corporate Executive Board

Plantronics, Inc.

1,430

27,613

Co.

190

7,691

F5 Networks, Inc.*†

1,400

25,438

ChoicePoint, Inc.*

160

7,616

CSG Systems International,

Federal Signal Corp.

530

7,399

Inc.*

1,580

17,965

Avis Budget Group, Inc.*

590

6,266

Macrovision Corp.*†

1,290

17,415

YRC Worldwide, Inc.*†

470

6,166

Imation Corp.†

750

17,055

Donaldson Co., Inc.†

110

4,431

Foundry Networks, Inc.*†

1,190

13,780

GATX Corp.†

70

2,735

Cree, Inc.*†

480

13,421

Total Industrials

________

2,540,461

Acxiom Corp.

1,070

12,701

Avocent Corp.*†

720

12,168

INFORMATION TECHNOLOGY 10.3%

Fair Isaac Corp.†

390

8,393

Harris Corp.

3,270

158,693

Digital River, Inc.*

260

8,052

Activision, Inc.*†

5,380

146,928

DST Systems, Inc.*†

120

7,889

Western Digital Corp.*†

5,210

140,878

Tech Data Corp.*

240

7,872

Avnet, Inc.*

4,010

131,247

Advent Software, Inc.*†

100

4,262

Lam Research Corp.*

3,260

124,597

Dycom Industries, Inc.*†

270

3,243

Arrow Electronics, Inc.*†

3,500

117,775

NeuStar, Inc.*†

50

1,324

Synopsys, Inc.*†

4,540

103,103

Total Information Technology

________

2,414,763

Amphenol Corp. — Class A

2,460

91,635

Sybase, Inc.*

3,310

87,053

CONSUMER DISCRETIONARY 9.4%

Jack Henry & Associates,

BorgWarner, Inc.

2,850

122,635

Inc.†

3,310

81,658

Hanesbrands, Inc.*†

3,290

96,068

National Instruments Corp.

2,750

71,885

Advance Auto Parts, Inc.

2,770

94,318

MPS Group, Inc.*†

5,890

69,620

Service Corporation

Intersil Corp. — Class A

2,640

67,769

International†

8,610

87,305

SRA International, Inc. —

Ross Stores, Inc.†

2,780

83,289

Class A*†

2,740

66,609

Urban Outfitters, Inc.*†

2,650

83,077

Phillips-Van Heusen Corp.†

1,970

74,702

2

VARIABLE ANNUITY MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Gentex Corp.†

4,260

$

73,059

Lee Enterprises, Inc.†

860

$

8,609

Chipotle Mexican Grill, Inc.

Media General, Inc.†

520

7,290

— Class A*†

630

71,461

Boyd Gaming Corp.†

340

6,800

Toll Brothers, Inc.*

3,040

71,379

Furniture Brands

American Eagle Outfitters,

International, Inc.

530

6,201

Inc.†

3,600

63,036

99 Cents Only Stores*

520

5,143

Callaway Golf Co.†

4,260

62,537

Matthews International Corp.

CarMax, Inc.*†

2,970

57,677

— Class A†

100

4,825

Scholastic Corp.*†

1,860

56,302

Lamar Advertising Co. —

Bob Evans Farms, Inc.†

2,040

56,284

Class A*†

120

4,312

NVR, Inc.*

90

53,775

Scientific Games Corp. —

Dick's Sporting Goods, Inc.*†

1,840

49,275

Class A*†

200

4,222

DeVry, Inc.†

1,150

48,116

Entercom Communications

Rent-A-Center, Inc.*†

2,530

46,425

Corp.†

240

2,383

Lear Corp.*†

1,770

45,861

Borders Group, Inc.†

380

2,231

Sotheby's†

1,530

44,232

Career Education Corp.*†

150

1,908

Guess?, Inc.†

1,040

42,089

Corinthian Colleges, Inc.*†

240

1,735

American Greetings Corp. —

Pacific Sunwear of California,

Class A

2,250

41,737

Inc.*†

30

378

International Speedway Corp.

Total Consumer Discretionary

________

2,221,134

— Class A

970

39,964

Ryland Group, Inc.†

1,180

38,810

HEALTH CARE 9.1%

Aeropostale, Inc.*†

1,360

36,870

Intuitive Surgical, Inc.*

640

207,584

Petsmart, Inc.†

1,640

33,522

Hologic, Inc.*

2,890

160,684

Brinker International, Inc.†

1,700

31,535

Millennium Pharmaceuticals,

Dollar Tree, Inc.*†

1,110

30,625

Inc.*†

8,510

131,565

Tupperware Brands Corp.†

760

29,397

Henry Schein, Inc.*†

2,290

131,446

Netflix, Inc.*†

840

29,106

DENTSPLY International,

Foot Locker, Inc.†

2,450

28,837

Inc.

3,240

125,064

Strayer Education, Inc.†

180

27,450

Covance Inc.*

1,270

105,372

Belo Corp. — Class A†

2,510

26,531

Charles River Laboratories

ITT Educational Services,

International, Inc.*†

1,730

101,966

Inc.*

530

24,343

Lincare Holdings, Inc.*

2,850

80,113

Barnes & Noble, Inc.†

730

22,375

Psychiatric Solutions, Inc.*†

2,360

80,051

Life Time Fitness, Inc.*†

700

21,847

Endo Pharmaceuticals

O'Reilly Automotive, Inc.*

730

20,820

Holdings, Inc.*

3,310

79,241

Valassis Communications,

Invitrogen Corp.*†

880

75,214

Inc.*†

1,900

20,615

Community Health Systems,

AnnTaylor Stores Corp.*†

790

19,102

Inc.*†

2,240

75,197

Collective Brands, Inc.*†

1,490

18,059

Techne Corp.*

1,000

67,360

Mohawk Industries, Inc.*†

250

17,903

Edwards Lifesciences

Chico's FAS, Inc.*†

2,380

16,922

Corp.*†

1,400

62,370

ArvinMeritor, Inc.†

1,230

15,387

Perrigo Co.†

1,650

62,254

Blyth, Inc.

750

14,790

Pharmaceutical Product

Ruby Tuesday, Inc.†

1,740

13,050

Development, Inc.

1,400

58,660

Williams-Sonoma, Inc.†

510

12,362

Kinetic Concepts, Inc.*†

1,260

58,250

The Warnaco Group, Inc.*†

300

11,832

Medicis Pharmaceutical Corp.

Getty Images, Inc.*

320

10,240

— Class A†

2,440

48,044

CBRL Group, Inc.

270

9,658

Sepracor, Inc.*†

2,330

45,482

Regis Corp.

340

9,347

Cephalon, Inc.*†

620

39,928

Harte-Hanks, Inc.†

670

9,159

Health Net, Inc.*

1,250

38,500

Gen-Probe, Inc.*†

720

34,704

3

VARIABLE ANNUITY MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

VCA Antech, Inc.*†

1,220

$

33,367

Bill Barrett Corp.*†

500

$

23,625

WellCare Health Plans, Inc.*

810

31,549

Total Energy

________

1,661,429

Apria Healthcare Group,

Inc.*†

1,550

30,612

MATERIALS 5.2%

Cerner Corp.*†

800

29,824

Airgas, Inc.

2,410

109,583

Omnicare, Inc.

1,530

27,785

Lubrizol Corp.

1,960

108,799

Varian Inc.*

360

20,851

Reliance Steel & Aluminum

Par Pharmaceutical Cos.,

Co.

1,770

105,952

Inc.*†

1,090

18,955

Cleveland-Cliffs, Inc.

770

92,261

Beckman Coulter, Inc.

270

17,429

CF Industries Holdings, Inc.†

840

87,041

Universal Health Services,

Sonoco Products Co.

2,750

78,732

Inc. — Class B

220

11,812

Cytec Industries, Inc.†

1,440

77,544

Valeant Pharmaceuticals

Terra Industries, Inc.*†

1,670

59,335

International*†

850

10,906

Steel Dynamics, Inc.

1,740

57,490

PDL BioPharma, Inc.*†

970

10,272

Olin Corp.†

2,870

56,711

LifePoint Hospitals, Inc.*

260

7,142

Ferro Corp.

3,560

52,902

Health Management

Worthington Industries, Inc.

2,750

46,392

Associates, Inc. — Class

RPM International, Inc.†

2,140

44,812

A*

1,260

6,665

AptarGroup, Inc.†

1,110

43,212

Steris Corp.†

190

5,098

Cabot Corp.†

1,520

42,560

ResMed, Inc.*†

90

3,796

Martin Marietta Materials,

Advanced Medical Optics,

Inc.†

360

38,221

Inc.*†

170

3,451

Scotts Miracle-Gro Co. —

Total Health Care

________

2,138,563

Class A†

940

30,475

Temple-Inland, Inc.

1,580

20,098

ENERGY 7.0%

FMC Corp.

340

18,867

Southwestern Energy Co.*

5,980

201,466

Carpenter Technology Corp.†

320

17,910

Pride International, Inc.*†

4,150

145,042

Chemtura Corp.†

2,170

15,928

FMC Technologies, Inc.*†

2,320

131,985

Commercial Metals Co.

400

11,988

Cimarex Energy Co.†

2,220

121,523

Packaging Corporation of

Denbury Resources, Inc.*

4,220

120,481

America

200

4,466

Superior Energy Services*†

2,480

98,257

Total Materials

________

1,221,279

Arch Coal, Inc.†

2,140

93,090

Patterson-UTI Energy, Inc.†

3,310

86,656

UTILITIES 5.1%

Forest Oil Corp.†

1,560

76,378

Oneok, Inc.

2,750

122,732

Exterran Holdings, Inc.*†

1,160

74,866

Alliant Energy Corp.

3,180

111,332

Plains Exploration &

Puget Energy, Inc.

3,750

97,013

Production Co.*

1,170

62,174

OGE Energy Corp.†

3,090

96,315

Newfield Exploration Co.*†

1,170

61,834

Sierra Pacific Resources

6,910

87,273

Helmerich & Payne, Inc.

1,240

58,119

Great Plains Energy, Inc.

3,350

82,578

Pioneer Natural Resources

Vectren Corp.†

2,810

75,392

Co.†

1,100

54,032

SCANA Corp.

1,950

71,331

Frontier Oil Corp.†

1,970

53,702

Equitable Resources, Inc.†

1,150

67,735

Tidewater, Inc.†

970

53,457

Energy East Corp.

2,610

62,953

Grant Prideco, Inc.*

1,010

49,712

Northeast Utilities

2,170

53,252

Quicksilver Resources, Inc.*

1,170

42,740

AGL Resources, Inc.

1,350

46,332

Overseas Shipholding Group,

DPL, Inc.†

1,570

40,255

Inc.†

390

27,316

Energen Corp.†

590

36,757

Encore Acquisition Co.*†

620

24,974

Westar Energy, Inc.†

1,520

34,610

Wisconsin Energy Corp.

780

34,312

WGL Holdings, Inc.†

760

24,366

4

VARIABLE ANNUITY MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Face

Market

Shares

Value

Amount

Value

MDU Resources Group, Inc.

980

$

24,059

Lehman Brothers Holdings,

National Fuel Gas Co.†

310

14,635

Inc. issued 03/31/08 at

Hawaiian Electric Industries,

1.15% due 04/01/08

$   1,548,486

________

$     1,548,486

Inc.†

430

10,264

PNM Resources, Inc.

610

7,607

Total Repurchase Agreements

NSTAR

140

4,260

(Cost $6,372,771)

________

6,372,771

Total Utilities

________

1,205,363

CONSUMER STAPLES 1.9%

SECURITIES LENDING COLLATERAL 24.3%

Investment in Securities Lending Short

BJ's Wholesale Club, Inc.*†

2,460

87,798

Term

Corn Products International,

Investment Portfolio Held by

Inc.

2,200

81,708

U.S. Bank

5,728,448

________

5,728,448

Universal Corp.†

1,180

77,325

PepsiAmericas, Inc.

1,620

41,359

J.M. Smucker Co.

790

39,982

Total Securities Lending Collateral

Energizer Holdings, Inc.*

380

34,382

(Cost $5,728,448)

________

5,728,448

Hansen Natural Corp.*†

860

30,358

Church & Dwight Co., Inc.†

460

24,950

Total Investments 121.5%

Hormel Foods Corp.

420

17,497

(Cost $28,850,575)

$

_________

28,608,801

NBTY, Inc.*†

350

10,483

Liabilities in Excess of Other

Smithfield Foods, Inc.*†

80

2,061

Assets – (21.5)%

$

(5,070,425)

_________

Total Consumer Staples

________

447,903

Net Assets – 100.0%

$

23,538,376

Unrealized

TELECOMMUNICATION SERVICES 0.4%

Contracts

Gain

Telephone & Data Systems,

Futures Contracts Purchased

Inc.

2,500

98,175

Total Telecommunication Services

________

98,175

June 2008 S&P MidCap 400

Index Mini Futures Contracts

(Aggregate Market Value of

Total Common Stocks

Contracts $12,338,220)

158 $

________

106,753

(Cost $16,749,356)

________

16,507,582

Units

Face

Amount

Equity Index Swap Agreement ††

May 2008 S&P MidCap 400

REPURCHASE AGREEMENTS

Index Swap, Terminating

27.1%

5/19/2008**

Collateralized by U.S. Treasury

(Notional Market Value

Obligations

$6,534,936)

8,383 $

________

91,984

Morgan Stanley issued

03/31/08 at 1.35% due

04/01/08

$

1,559,391

1,559,391

*

Non-Income Producing Security.

Mizuho Financial Group, Inc.

**

Price Return based on S&P MidCap 400 Index +/-

issued 03/31/08 at 1.30%

financing at a variable rate.

due 04/01/08

1,559,391

1,559,391

†

All or a portion of this security is on loan at March 31,

UBS, Inc. issued 03/31/08 at

2008.

1.29% due 04/01/08

1,705,503

1,705,503

††

Cash was pledged as equity index swap collateral at March

31, 2008.

5